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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        UNITED FINANCIAL HOLDINGS, INC.
                              UFH CAPITAL TRUST I
             (Exact name of registrant as specified in its charter)

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                        FLORIDA                                                        59-2156002
                       DELAWARE                                                       APPLYING FOR
       (State of incorporation or organization)                           (I.R.S. Employer Identification No.)


                333 THIRD AVENUE NORTH
                ST. PETERSBURG, FLORIDA                                                   33701
       (Address of principal executive office)                                         (zip code)


       If this Form relates to the                                      If this Form relates to the registration
       registration of a class of                                       of a class of securities pursuant to
       securities pursuant to                                           Section 12(g) of the Exchange Act
       Section 12(b) of the Exchange                                    and is effective pursuant to General
       Act and is effective upon filing                                 Instruction A.(d), please check the
       pursuant to General Instruction                                  following box [X]
       A.(c), please check the
       following box [ ]
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Securities Act registration statement file number to which this form relates:   333-60431
                                                                                333-60431-01
                                                                                (If applicable)

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Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class                           Name of Each Exchange on Which
  to be so Registered                           Each Class is to be Registered
  --------------------                          -------------------------------
          NONE                                            NONE

Securities to be registered pursuant to Section 12(g) of the Act:

   COMMON STOCK OF UNITED FINANCIAL HOLDINGS, INC., PAR VALUE $.01 PER SHARE
        ____% CUMULATIVE TRUST PREFERRED SECURITIES OF UFH CAPITAL TRUST I
    ____% JUNIOR SUBORDINATED DEBENTURES OF UNITED FINANCIAL HOLDINGS, INC.
              GUARANTEE AND CERTAIN OTHER BACK-UP UNDERTAKINGS OF
                        UNITED FINANCIAL HOLDINGS, INC.
                                (Title of class)


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                        UNITED FINANCIAL HOLDINGS, INC.
                              UFH CAPITAL TRUST I

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Securities to be registered hereunder is set forth under the captions "Description of the Capital Stock," "Description of the Preferred Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee," and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" in the prospectus contained in Amendment No. 3 to the Registrants' Registration Statement on Form SB-2 (Registration Nos. 333-60431 and 333-60431-01), filed with the Securities and Exchange Commission on November 18, 1998, and in any amendment to such Registration Statement filed subsequent to this registration statement, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is incorporated herein by reference.

ITEM 2.           EXHIBITS.

         The following exhibits are filed herewith:
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         1.       Amended and Restated Articles of Incorporation of the Company (incorporated by reference to
                  Exhibit 3.1 of Amendment No. 2 to the Registrants' Registration Statement on Form SB-2
                  (Registration Nos. 333-60431 and 333-60431-01)).

         2.       Bylaws of the Company (incorporated by reference to Exhibit 3.2 of Amendment No. 2 to the
                  Registrants' Registration Statement on Form SB-2 (Registration Nos. 333-60431 and 333-60431-
                  01)).

         3.       Form of Indenture with respect to United Financial Holdings, Inc.'s Junior Subordinated
                  Debentures (incorporated by reference to Exhibit 4.1 of Amendment No. 1 to the
                  Registrants' Registration Statement on Form SB-2 (Registration Nos. 333-60431
                  and 333-60431-01)).

         4.       Form of Specimen Junior Subordinated Debenture (incorporated by reference to Exhibit 4.1 of
                  Amendment No. 1 and Exhibit 4.2 of Amendment No. 2 to the Registrants' Registration
                  Statement on Form SB-2 (Registration Nos. 333-60431 and 333-60431-01)).

         5.       Certificate of Trust of UFH Capital Trust I (incorporated by reference to Exhibit 4.3 of
                  Amendment No. 2 to the Registrants' Registration Statement on Form SB-2 (Registration Nos. 333-
                  60431 and 333-60431-01)).

         6.       Trust Agreement of UFH Capital Trust I (incorporated by reference to Exhibit 4.4 of Amendment
                  No. 1 to the Registrants' Registration Statement on Form SB-2 (Registration Nos. 333-60431 and
                  333-60431-01)).

         7.       Form of Amended and Restated Trust Agreement of UFH Capital Trust I (incorporated by reference to Exhibit 4.5 of Amendment No. 1 to the Registrants' Registration Statement on Form
                  SB-2 (Registration Nos. 333-60431 and 333-60431-01)).

         8.       Form of Certificate for Cumulative Trust Preferred Security of UFH Capital Trust I (incorporated by reference to Exhibit 4.6 of Amendment No. 2 to the Registrants' Registration
                  Statement on Form SB-2 (Registration Nos. 333-60431 and 333-60431-01)).

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         9.       Form of Guarantee Agreement for UFH Capital Trust I (incorporated by reference to Exhibit 4.7 of Amendment No. 1 to the Registrants' Registration Statement on Form SB-2 (Registration Nos.
                  333-60431 and 333-60431-01)).

         10.      Form of Agreement as to Expenses and Liabilities (incorporated by reference to Exhibit 4.8 of
                  Amendment No. 1 to the Registrants' Registration Statement on Form SB-2 (Registration Nos. 333-
                  60431 and 333-60431-01)).

         11.      Specimen of Common Stock to be registered hereunder (incorporated by reference to Exhibit 4.9 of
                  Amendment No. 3 to the Registrants' Registration Statement on Form SB-2 (Registration
                  Nos. 333-60431 and 333-60431-01)).


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                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, United Financial Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       UNITED FINANCIAL HOLDINGS, INC.



Date:  November 19, 1998               By:/s/ C. Peter Bardin
                                          ---------------------------------
                                          C. Peter Bardin, Senior Vice President
                                          and Chief Financial Officer





         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, UFH Capital Trust I has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       UFH Capital Trust I



Date:  November 19, 1998               By:/s/ C. Peter Bardin
                                          ---------------------------------
                                          C. Peter Bardin, Trustee